Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$1,904,785	$1,141,263
Short-term investments	1,885,385	1,280,989
Accounts receivable, net	79,642	67,005
Mortgage loans held for sale	125,324	36,507
Inventory	193,283	836,627
Prepaid expenses and other current assets	73,604	58,117
Restricted cash	44,103	89,646
Total current assets	4,306,126	3,510,154
Contract cost assets	50,488	45,209
Property and equipment, net	198,243	170,489
Right of use assets	193,789	212,153
Goodwill	1,984,907	1,984,907
Intangible assets, net	100,649	190,567
Other assets	9,373	18,494
Total assets	$6,843,575	$6,131,973
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$19,352	$8,343
Accrued expenses and other current liabilities	93,901	85,442
Accrued compensation and benefits	35,474	37,805
Borrowings under credit facilities	232,397	721,951
Deferred revenue	49,153	39,747
Lease liabilities, current portion	28,307	17,592
Convertible senior notes, current portion	7,584	9,637
Total current liabilities	466,168	920,517
Lease liabilities, net of current portion	214,503	220,445
Convertible senior notes, net of current portion	1,838,010	1,543,402
Deferred tax liabilities and other long-term liabilities	21,539	12,188
Total liabilities	2,540,220	2,696,552
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	17	14
Additional paid-in capital	5,488,161	4,412,200
Accumulated other comprehensive income	461	340
Accumulated deficit	(1,185,291)	(977,140)
Total shareholders’ equity	4,303,355	3,435,421
Total liabilities and shareholders’ equity	$6,843,575	$6,131,973

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue:
Homes	$187,105	$384,626	$1,411,230	$762,022
IMT	415,389	335,290	1,026,394	957,231
Mortgages	54,198	25,292	113,241	79,637
Total revenue	656,692	745,208	2,550,865	1,798,890
Cost of revenue (exclusive of amortization) (1)(2):
Homes	179,804	370,796	1,343,791	733,947
IMT	28,448	24,318	76,153	74,628
Mortgages	7,972	4,721	19,023	13,829
Total cost of revenue	216,224	399,835	1,438,967	822,404
Sales and marketing (2)	150,826	181,347	511,072	530,367
Technology and development (2)	127,300	123,974	391,075	352,074
General and administrative (2)	85,895	88,493	263,691	267,106
Impairment costs	—	—	76,800	—
Integration costs	—	5	—	650
Total costs and expenses	580,245	793,654	2,681,605	1,972,601
Income (loss) from operations	76,447	(48,446)	(130,740)	(173,711)
Gain on partial extinguishment of 2021 Notes	—	—	6,391	—
Other income	3,018	8,999	22,726	27,625
Interest expense	(39,470)	(26,502)	(114,652)	(61,865)
Income (loss) before income taxes	39,995	(65,949)	(216,275)	(207,951)
Income tax benefit (expense)	(425)	1,300	8,124	3,800
Net income (loss)	$39,570	$(64,649)	$(208,151)	$(204,151)
Net income (loss) per share:
Basic	$0.17	$(0.31)	$(0.95)	$(0.99)
Diluted	$0.16	$(0.31)	$(0.95)	$(0.99)
Weighted-average shares outstanding:
Basic	229,719	207,002	219,989	205,766
Diluted	242,632	207,002	219,989	205,766
_________________ (1) Amortization of website development costs and intangible assets included in technology and development	$19,245	$15,835	$55,286	$44,891
(2) Includes share-based compensation expense as follows:
Cost of revenue	$1,617	$1,062	$3,909	$2,878
Sales and marketing	8,631	6,588	24,740	19,039
Technology and development	19,793	18,034	60,376	51,942
General and administrative	18,918	16,444	56,080	78,025
Total	$48,959	$42,128	$145,105	$151,884
Other Financial Data:
Segment income (loss) before income taxes:
Homes segment	$(75,617)	$(87,870)	$(253,633)	$(204,197)
IMT segment	139,956	42,053	117,615	43,839
Mortgages segment	10,594	(12,254)	(2,791)	(32,308)
Total segment income (loss) before income taxes	$74,933	$(58,071)	$(138,809)	$(192,666)
Adjusted EBITDA (3):
Homes segment	$(59,176)	$(67,825)	$(195,079)	$(158,801)
IMT segment	195,465	91,102	353,044	216,204
Mortgages segment	15,895	(7,435)	15,177	(15,342)
Total Adjusted EBITDA	$152,184	$15,842	$173,142	$42,061
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net income (loss) on a consolidated basis and income (loss) before income taxes for each segment, the most directly comparable GAAP financial measures, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2020	2019
Operating activities
Net loss	$(208,151)	$(204,151)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	81,977	63,888
Share-based compensation expense	145,105	151,884
Amortization of right of use assets	18,364	16,710
Amortization of contract cost assets	26,554	26,722
Amortization of discount and issuance costs on convertible senior notes maturing in 2021, 2023, 2024, 2025 and 2026	75,414	29,868
Gain on partial extinguishment of 2021 Notes	(6,391)	—
Impairment costs	76,800	—
Deferred income taxes	(8,124)	(3,800)
Loss (gain) on disposal of property and equipment and other assets	(1,032)	5,755
Credit loss expense	1,846	1,894
Net loss (gain) on investment securities	372	(11)
Accretion of bond discount	(238)	(5,241)
Changes in operating assets and liabilities:
Accounts receivable	(14,483)	(13,485)
Mortgage loans held for sale	(88,817)	(1,353)
Inventory	643,265	(716,524)
Prepaid expenses and other assets	(16,385)	(5,848)
Contract cost assets	(31,833)	(26,950)
Lease liabilities	4,773	(15,029)
Accounts payable	12,239	2,999
Accrued expenses and other current liabilities	14,499	12,241
Accrued compensation and benefits	(2,331)	2,152
Deferred revenue	9,406	7,875
Other long-term liabilities	17,329	122
Net cash provided by (used in) operating activities	750,158	(670,282)
Investing activities
Proceeds from maturities of investments	1,160,271	859,142
Proceeds from sales of investments	116,394	—
Purchases of investments	(1,881,002)	(479,963)
Purchases of property and equipment	(72,420)	(45,140)
Purchases of intangible assets	(17,226)	(15,123)
Proceeds from sale of equity investment	10,000	—
Net cash provided by (used in) investing activities	(683,983)	318,916
Financing activities
Proceeds from issuance of convertible notes, net of issuance costs	553,282	1,085,686
Premiums paid for capped call confirmations	—	(150,530)
Proceeds from issuance of Class C capital stock, net of issuance costs	411,522	—
Partial extinguishment of 2021 Notes	(194,670)	—
Proceeds from borrowings on credit facilities	97,437	581,580
Repayments of borrowings on credit facilities	(674,658)	—
Net borrowings (repayments) on warehouse lines of credit and repurchase agreement	87,667	(2,902)
Proceeds from exercise of stock options	371,226	41,014
Value of equity awards withheld for tax liability	(2)	(3)
Net cash provided by financing activities	651,804	1,554,845
Net increase in cash, cash equivalents and restricted cash during period	717,979	1,203,479
Cash, cash equivalents and restricted cash at beginning of period	1,230,909	663,443
Cash, cash equivalents and restricted cash at end of period	$1,948,888	$1,866,922
Supplemental disclosures of cash flow information
Cash paid for interest	$36,787	$25,837
Noncash transactions:
Capitalized share-based compensation	$13,020	$8,942
Write-off of fully depreciated property and equipment	$13,100	$28,951
Write-off of fully amortized intangible assets	$—	$9,959
Property and equipment purchased on account	$1,645	$4,606

Non-GAAP Net Income (Loss) per Share
Our presentation of non-GAAP net income (loss) per share excludes the impact of share-based compensation expense, impairment costs, the gain on the partial extinguishment of the 2021 Notes and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income (loss) per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, impairment costs, the gain on the partial extinguishment of the 2021 Notes and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income (loss) per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of non-GAAP net income (loss), adjusted, to net income (loss), as reported on a GAAP basis, and the calculation of non-GAAP net income (loss) per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net income (loss), as reported	$39,570	$(64,649)	$(208,151)	$(204,151)
Share-based compensation expense	48,959	42,128	145,105	151,884
Impairment costs	—	—	76,800	—
Gain on partial extinguishment of 2021 Notes	—	—	(6,391)	—
Income tax expense (benefit)	425	(1,300)	(8,124)	(3,800)
Net income (loss), adjusted	$88,954	$(23,821)	$(761)	$(56,067)
Non-GAAP net income (loss) per share:
Basic	$0.39	$(0.12)	$—	$(0.27)
Diluted	$0.37	$(0.12)	$—	$(0.27)
Weighted-average shares outstanding:
Basic	229,719	207,002	219,989	205,766
Diluted	242,946	207,002	219,989	205,766
Diluted non-GAAP net income (loss) per share for the periods presented is calculated using diluted weighted-average shares outstanding, which includes potential shares of Class A common stock and Class C capital stock for the periods in which their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of non-GAAP net income (loss) per share for certain periods presented if their effect would have been antidilutive. The following table reconciles the denominators used in the basic and diluted non-GAAP net income (loss) per share calculations (in thousands, unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Denominator for basic calculation	229,719	207,002	219,989	205,766
Effect of dilutive securities:
Option awards	8,933	—	—	—
Unvested restricted stock units	3,980	—	—	—
Class A common stock issuable upon conversion of the convertible notes maturing in 2020	314	—	—	—
Denominator for dilutive calculation	242,946	207,002	219,989	205,766

Segment Results of Operations
The following tables present our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended September 30, 2020			Three Months Ended September 30, 2019
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$187,105	$415,389	$54,198	$384,626	$335,290	$25,292
Costs and expenses:
Cost of revenue	179,804	28,448	7,972	370,796	24,318	4,721
Sales and marketing	32,714	102,902	15,210	49,186	118,514	13,647
Technology and development	28,273	90,536	8,491	20,651	94,656	8,667
General and administrative	20,334	53,547	12,014	22,174	55,749	10,570
Integration costs	—	—	—	—	—	5
Total costs and expenses	261,125	275,433	43,687	462,807	293,237	37,610
Income (loss) from operations	(74,020)	139,956	10,511	(78,181)	42,053	(12,318)
Segment other income	—	—	636	—	—	344
Segment interest expense	(1,597)	—	(553)	(9,689)	—	(280)
Income (loss) before income taxes (1)	$(75,617)	$139,956	$10,594	$(87,870)	$42,053	$(12,254)

	Nine Months Ended September 30, 2020			Nine Months Ended September 30, 2019
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$1,411,230	$1,026,394	$113,241	$762,022	$957,231	$79,637
Costs and expenses:
Cost of revenue	1,343,791	76,153	19,023	733,947	74,628	13,829
Sales and marketing	152,180	319,101	39,791	107,457	380,608	42,302
Technology and development	89,729	278,740	22,606	51,130	276,886	24,058
General and administrative	65,657	166,185	31,849	54,339	181,270	31,497
Impairment costs	—	73,900	2,900	—	—	—
Integration costs	—	—	—	—	—	650
Total costs and expenses	1,651,357	914,079	116,169	946,873	913,392	112,336
Income (loss) from operations	(240,127)	112,315	(2,928)	(184,851)	43,839	(32,699)
Segment other income	—	5,300	1,223	—	—	1,059
Segment interest expense	(13,506)	—	(1,086)	(19,346)	—	(668)
Income (loss) before income taxes (1)	$(253,633)	$117,615	$(2,791)	$(204,197)	$43,839	$(32,308)
(1) The following table presents the reconciliation of total segment income (loss) before income taxes to consolidated income (loss) before income taxes for the periods presented (in thousands, unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Total segment income (loss) before income taxes	$74,933	$(58,071)	$(138,809)	$(192,666)
Corporate interest expense	(37,320)	(16,533)	(100,060)	(41,851)
Corporate other income	2,382	8,655	16,203	26,566
Gain on partial extinguishment of 2021 Notes	—	—	6,391	—
Consolidated income (loss) before income taxes	$39,995	$(65,949)	$(216,275)	$(207,951)
Certain corporate items are not directly attributable to any of our segments, including the gain on the partial extinguishment of the 2021 Notes, interest income earned on our short-term investments included in Other income and interest costs on our convertible senior notes included in Interest expense.

Key Metrics
The following table sets forth our key metrics for each of the periods presented (in millions, except for number of homes sold):

	Three Months Ended September 30,		2019 to 2020 % Change
	2020	2019

Visits (1)	2,786.2	2,104.9	32%
Average Monthly Unique Users (2)	236.2	195.6	21%
Number of Homes Sold	583	1,211	(52)%
(1)Visits includes visits to the Zillow, Trulia and StreetEasy mobile apps and websites. We measure Zillow and StreetEasy visits with Google Analytics and Trulia visits with Adobe Analytics.
(2)Zillow, StreetEasy, HotPads and Naked Apartments measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

Non-GAAP Average Return on Homes Sold After Interest Expense
To provide investors with additional information regarding our Zillow Offers financial results, this Exhibit includes a calculation of Average Return on Homes Sold After Interest Expense, which is a non-GAAP financial measure. We have provided a reconciliation of Average Return on Homes Sold After Interest Expense to the most directly comparable GAAP financial measure, which is average gross profit per home for the Zillow Offers business.
We believe that Average Return on Homes Sold After Interest Expense is a useful financial measure to investors as it is one of the primary measures used by management in making investment decisions, measuring unit level economics and evaluating operating performance for the Zillow Offers business. The measure is intended to convey the unit level economics of homes sold during the period by presenting the average revenue and associated expenses directly attributed to the homes sold. We believe this average per unit measure facilitates meaningful period over period comparisons notwithstanding variability in the number of homes sold during a period and indicates ability to generate average returns on assets sold after considering home purchase costs, renovation costs, holding costs and selling costs.
We calculate the Average Return on Homes Sold After Interest Expense as revenue associated with homes sold during the period less direct costs attributable to those homes divided by the number of homes sold during the period. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.
Included in direct holding and interest expense amounts for the periods presented are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the presented period, which are not calculated in accordance with, or as an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the presented period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Average Return on Homes Sold After Interest Expense in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.
Average Return on Homes Sold After Interest Expense is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Average Return on Homes Sold After Interest Expense is a supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Average Return on Homes Sold After Interest Expense does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;
•Average Return on Homes Sold After Interest Expense does not consider the potentially dilutive impact of share-based compensation;
•Average Return on Homes Sold After Interest Expense does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;

•Average Return on Homes Sold After Interest Expense does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and
•Average Return on Homes Sold After Interest Expense does not reflect income taxes.

On a GAAP basis, Zillow Offers average gross profit per home was $14,729 and $11,420 respectively, for the three months ended September 30, 2020 and 2019.
The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Three Months Ended September 30, 2020		Three Months Ended September 30, 2019
	Total	Average Per Home	Total	Average Per Home
Homes sold	583		1,211
Zillow Offers revenue	$185,904,000	$318,875	$384,626,000	$317,610
Operating costs:
Home acquisition costs (1)	169,285,000	290,369	347,844,000	287,237
Renovation costs (1)	8,029,000	13,772	15,449,000	12,757
Holding costs (1)(2)	2,736,000	4,693	4,634,000	3,827
Selling costs	7,526,000	12,909	16,835,000	13,902
Total operating costs	187,576,000	321,743	384,762,000	317,723
Interest expense (1)(2)	2,704,000	4,638	5,708,000	4,713
Return on homes sold after interest expense	$(4,376,000)	$(7,506)	$(5,844,000)	$(4,826)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $3.7 million and $2.0 million, respectively, of costs incurred in prior periods associated with homes sold in the third quarter of 2020 and $1.8 million and $2.9 million, respectively, of costs incurred in prior periods associated with homes sold in the third quarter of 2019.

The calculation of Average Return on Homes Sold After Interest Expense includes only those expenses directly attributed to the homes sold during the period. To arrive at return on homes sold after interest expense, the Company deducts from Zillow Offers gross profit (1) holding costs incurred in the presented period and prior periods for homes sold during the presented period that are included in sales and marketing expense, (2) selling costs incurred in the presented period for homes sold during the presented period that are included in sales and marketing expense and (3) interest expense incurred in the presented period and prior periods for homes sold during the presented period. The Company adds to Zillow Offers gross profit (1) inventory valuation adjustments recorded during the presented period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, and indirect expenses included in cost of revenue and (2) share-based compensation expense and depreciation and amortization expense included in cost of revenue. The following table presents the calculation of Zillow Offers average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Zillow Offers gross profit for the periods presented (unaudited):

	Three Months Ended September 30,
Calculation of Average Gross Profit per Home	2020	2019
Zillow Offers revenue	$185,904,000	$384,626,000
Zillow Offers cost of revenue	177,317,000	370,796,000
Zillow Offers gross profit	$8,587,000	$13,830,000
Homes sold	583	1,211
Average Zillow Offers gross profit per home	$14,729	$11,420
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$8,587,000	$13,830,000
Holding costs included in sales and marketing (1)	(2,403,000)	(4,634,000)
Selling costs included in sales and marketing (2)	(7,526,000)	(16,835,000)
Interest expense (3)	(2,704,000)	(5,708,000)
Direct and indirect expenses included in cost of revenue (4)	(751,000)	7,153,000
Share-based compensation expense and depreciation and amortization expense included in cost of revenue	421,000	350,000
Return on homes sold after interest expense	$(4,376,000)	$(5,844,000)
Homes sold	583	1,211
Average return on homes sold after interest expense	$(7,506)	$(4,826)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $1.0 million and $7.7 million of holding costs included in sales and marketing expense for the three months ended September 30, 2020 and 2019, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, holding costs incurred in the renovation period that are eligible for inventory capitalization and are expensed in the period presented when the associated home is sold, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.

On a GAAP basis, Homes segment average gross profit per home was $16,073 and $11,645, respectively, for the nine months ended September 30, 2020 and 2019.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Nine Months Ended September 30, 2020		Nine Months Ended September 30, 2019
	Total	Average Per Home	Total	Average Per Home
Homes sold	4,414		2,411
Zillow Offers revenue	$1,408,832,000	$319,174	$762,022,000	$316,061
Operating costs:
Home acquisition costs (1)	1,268,448,000	287,369	689,508,000	285,984
Renovation costs (1)	67,393,000	15,268	29,614,000	12,283
Holding costs (1)(2)	18,341,000	4,155	8,441,000	3,501
Selling costs	60,009,000	13,595	33,053,000	13,709
Total operating costs	1,414,191,000	320,388	760,616,000	315,477
Interest expense (1)(2)	19,708,000	4,465	10,895,000	4,519
Return on homes sold after interest expense	$(25,067,000)	$(5,679)	$(9,489,000)	$(3,935)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $7.4 million and $8.9 million, respectively, of costs incurred in prior periods associated with homes sold in the nine months ended September 30, 2020 and $0.9 million and $1.0 million, respectively, of costs incurred in prior periods associated with homes sold in the nine months ended September 30, 2019.

The following table presents the calculation of Homes segment average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Homes segment gross profit for the periods presented (unaudited):

	Nine Months Ended September 30,
Calculation of Average Gross Profit per Home	2020	2019
Zillow Offers revenue	$1,408,832,000	$762,022,000
Zillow Offers cost of revenue	1,337,886,000	733,947,000
Zillow Offers gross profit	$70,946,000	$28,075,000
Homes sold	4,414	2,411
Average Zillow Offers gross profit per home	$16,073	$11,645
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$70,946,000	$28,075,000
Holding costs included in sales and marketing (1)	(18,008,000)	(8,441,000)
Selling costs included in sales and marketing (2)	(60,009,000)	(33,053,000)
Interest expense (3)	(19,708,000)	(10,895,000)
Direct and indirect expenses included in cost of revenue (4)	506,000	14,376,000
Share-based compensation expense and depreciation and amortization expense included in cost of revenue	1,206,000	449,000
Return on homes sold after interest expense	$(25,067,000)	$(9,489,000)
Homes sold	4,414	2,411
Average return on homes sold after interest expense	$(5,679)	$(3,935)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $8.9 million and $14.3 million of holding costs included in sales and marketing expense for the nine months ended September 30, 2020 and 2019, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, holding costs incurred in the renovation period that are eligible for inventory capitalization and are expensed in the period presented when the associated home is sold, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.